PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders of Federated California Municipal Income Fund, a portfolio of Municipal Securities Income Trust. This report covers the 12-month period from September 1, 1996, through August31,1997. The report begins with a discussion with the fund's portfolio manager, followed by a complete listing of the fund's holdings and its financial statements.

Designed for tax-sensitive California residents, Federated California Municipal Income Fund continues to pursue opportunities for income exempt from federal regular income tax and California personal income tax.* This double tax-free advantage means you can earn a greater after-tax yield than you could in a comparable high-quality taxable investment.

At the end of the reporting period, the fund's 28 quality California holdings were issued by municipalities to finance projects as varied as health care, housing, community development, and transportation.

During the 12-month reporting period, the fund's quality portfolio paid a monthly dividend stream totaling $0.55 per share, while the share price increased 4%. As a result, the fund achieved a 12-month total return of 10.11% based on net asset value.** The fund's net assets stood at $22 million at the end of the reporting period.

Thank you for joining other shareholders of Federated California Municipal Income Fund in pursuing monthly double tax-free investment income. Of course, you have the option of receiving income from the fund or building your account by reinvesting your dividends and compounding tax free.

Sincerely,

[Graphic]

Richard B. Fisher
President
October 15, 1997

* Income may be subject to the federal alternative minimum tax.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return for the 12-month reporting period based on offering price was 8.03%.

                              INVESTMENT REVIEW

In general, the market environment for fixed income investments and municipal bonds over the previous fiscal year was relatively favorable. Inflation expectations, which are the major determinants of nominal interest rates, continued to be very well behaved. In fact, several inflation indicators actually suggested a deflationary environment for some markets. Municipal bond yields, as represented by the Bond Buyer 40 Index,* peaked at 6.06% early in the fiscal year (September 1996) and then began to trend lower, ending the reporting period at 5.55% on August 29, 1997. The potentially biggest threat to the municipal bond market over the fiscal year was the Taxpayer Relief Act of 1997. The impact on the municipal bond market from the new tax legislation is much more benign than was originally anticipated. Municipal bonds emerged essentially unscathed. This favorable legislative treatment combined with lower interest rates, stable demand, and a relatively limited supply of municipal bonds provided a firm market environment.

There are several reasons for the municipal bond markets' strong relative performance this fiscal year. They have to do mostly with the municipal markets technical position, or the supply and demand for, municipal bonds. The demand for municipal bonds was relatively stable, mostly due to strong institutional demand from commercial banks, property and casualty insurers, and arbitrageurs. Retail buyers or individuals are the primary component of municipal bond demand. Their participation in the market over the fiscal year was mixed, but has been stable enough to provide an important foundation for municipal bond prices.

The state's credit position continued to improve while the California economy recovered significantly from the previous recession. Statewide unemployment in July 1997 was 6.1%, a seven-year low, down from 7.1% in August 1996. Nonfarm employment was 2.9% higher in July 1997 than a year prior, and new housing construction through July ran 12.7% higher than in 1996. The state's financial performance reflected the healthy regional economy. The state's fiscal year 1997 revenues were $1.6 billion (3.3%) higher than budgeted, with the bulk of the increase coming from personal income taxes. Expenditures were a similar amount above budget, due to school spending pressures. The areas of concern remain the potential effects of voter initiated spending restrictions and welfare reform. On balance, however, the outlook for the state's economy and corresponding credit position is positive.

Federated California Municipal Income Fund's performance with respect to investment return over its fiscal year was as follows. For the 12-month reporting period ended August 31, 1997, investors in the fund's Class F Shares received a competitive total return of 10.11% based on net asset value.** In comparison, the Lipper General Municipal Debt Fund Average total return based on net asset value for the year was 8.83%.***

The fund's performance over the reporting period was driven by its neutral duration target relative to its benchmark. The fund's core position in premium, high-coupon securities also provided positive incremental return over the reporting period. Also, sector selection was a very important factor which had a positive impact on performance. Bonds from the electric utility, healthcare, and transportation sectors provided the best relative performance over the reporting period.

* The Bond Buyer 40 Index is a standard against which municipal bonds are measured.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the 12-month reporting period based on offering price was 8.03%.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical
    Services, Inc. as falling into the representative categories indicated. These figures do not reflect sales charges.

FEDERATED CALIFORNIA MUNICIPAL INCOME FUND

(Class F Shares)

GROWTH OF $10,000 INVESTED IN FEDERATED CALIFORNIA MUNICIPAL INCOME FUND (CLASS F SHARES)

The graph below illustrates the hypothetical investment of $10,000 in Federated California Municipal Income Fund (Class F Shares) (the
"Fund") from December 2, 1992 (start of performance) to August 31, 1997, compared to the
Lehman Brothers Revenue Bond Index (LBRBI).+

[Graphic]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBRBI has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The LBRBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

                          PORTFOLIO OF INVESTMENTS

                 FEDERATED CALIFORNIA MUNICIPAL INCOME FUND

                              AUGUST 31, 1997

     PRINCIPAL                                                          CREDIT
       AMOUNT                                                           RATING*          VALUE
 LONG-TERM MUNICIPALS--93.8%
 CALIFORNIA--90.3%
 $           500,000 Anaheim, CA Public Financing Authority, Lease       AAA              $ 553,455
                     Revenue Bonds (Series 1997C), 6.00% (Anaheim
                     Public Improvements Project)/(FSA INS), 9/1/2010
             500,000 Anaheim, CA Public Financing Authority, Lease       AAA                546,335
                     Revenue Bonds (Series 1997C), 6.00% (Anaheim
                     Public Improvements Project)/(FSA INS), 9/1/2016
             625,000 California Educational Facilities Authority,         A1                675,606
                     Revenue Bonds (Series B), 6.60% (Loyola Marymount
                     University), 10/1/2022
             600,000 California Educational Facilities Authority,         A                 660,798
                     Revenue Bonds, 6.70% (Southwestern
                     University)/(Original Issue Yield: 6.838%),
                     11/1/2024
             685,000 California HFA, SFM Revenue Bonds (Series C),       AA-                722,470
                     6.75%, 2/1/2025
           1,290,000 California HFA, SFM Revenue Bonds (Series F-1),     AA-              1,382,699
                     7.00%, 8/1/2026
           1,000,000 California Health Facilities Financing Authority,    A+                984,640
                     Insured Health Facilities Refunding Revenue Bonds
                     (Series 1997), 5.50% (Valley Care Hospital
                     Corp.)/(California Mortgage Insurance
                     INS)/(Original Issue Yield: 5.737%), 5/1/2020
             400,000 California Health Facilities Financing Authority,    AA                428,968
                     Revenue Bonds (Series A), 6.50% (Kaiser
                     Permanente Medical Care Program)/(Original Issue
                     Yield: 7.097%), 12/1/2020
             700,000 California Health Facilities Financing Authority,   AAA                735,819
                     Revenue Refunding Bonds (1996 Series A), 6.00%
                     (Catholic Health Care West)/(MBIA INS)/(Original
                     Issue Yield: 6.15%), 7/1/2017
             900,000 California PCFA, Exempt Facilities Revenue Bonds     AA                885,231
                     (Series 1996), 5.50% (Mobil Corp.)/(Original
                     Issue Yield: 5.72%), 12/1/2029
             500,000 California PCFA, Revenue Bonds (Series B), 6.40%     A+                535,420
                     (Southern California Edison Co.)/(Original Issue
                     Yield: 6.55%), 12/1/2024
             900,000 California PCFA, Sewer & Solid Waste Disposal        A+                911,034
                     Revenue Bonds, 5.75% (Anheuser-Busch Cos.,
                     Inc.)/(Original Issue Yield: 5.818%), 12/1/2030
             700,000 California PCFA, Solid Waste Disposal Revenue        A                 771,295
                     Bonds, 6.875% (Browning-Ferris Industries,
                     Inc.)/(Original Issue Yield: 6.95%), 11/1/2027
             600,000 California State, UT GO Bonds, 5.75% (Original       A+                615,006
                     Issue Yield: 6.25%), 3/1/2019
             600,000 California Statewide Communities Development         AA                661,458
                     Authority, Revenue Certificates of Participation,
                     6.625% (St. Joseph Health System Group,
                     CA)/(Original Issue Yield: 6.674%), 7/1/2021
             500,000 Chula Vista, CA IDA, Revenue Bonds (Series A),       A+                535,585
                     6.40% (San Diego Gas & Electric)/(Original Issue
                     Yield: 6.473%), 12/1/2027
           1,000,000 Eden Township, CA Hospital District, Hospital       BBB+             1,054,830
                     Revenue Bonds, 7.40% (Original Issue Yield:
                     7.483%), 11/1/2019
             500,000 El Dorado Cnty, CA Public Agency Financing          AAA                499,335
                     Authority, Revenue Bonds, 5.50% (FGIC
                     INS)/(Original Issue Yield: 5.85%), 2/15/2021

FEDERATED CALIFORNIA MUNICIPAL INCOME FUND

     PRINCIPAL                                                          CREDIT
       AMOUNT                                                           RATING*             VALUE
 LONG-TERM MUNICIPALS--CONTINUED
 CALIFORNIA--CONTINUED
 $           700,000 Foothill/Eastern Transportation Corridor Agency,    BBB-             $ 747,362
                     CA, (Series 1995A) Senior Lien Toll Road Revenue
                     Bonds, 6.50% (Original Issue Yield: 6.78%),
                     1/1/2032
             500,000 Inland Empire Solid Waste Financing Authority,      AAA                551,795
                     CA, Revenue Bonds (Series B), 6.25% (FSA INS),
                     8/1/2011
             900,000 Los Angeles County, CA Unified School District,     AAA                995,706
                     UT GO Bonds (Series A), 6.00% (FGIC INS),
                     7/1/2011
             600,000 Los Angeles, CA Community Redevelopment Agency,     AAA                631,566
                     Housing Revenue Refunding Bonds (Series A), 6.55%
                     (AMBAC INS), 1/1/2027
             900,000 Port of Oakland, CA, Revenue Bonds (Series          AAA                893,421
                     1997G), 5.50% (MBIA INS)/(Original Issue Yield:
                     5.83%), 11/1/2017
             700,000 Regents of University of California, Research        A                 743,358
                     Facilities Revenue Bonds (1995 Series B), 6.55%,
                     9/1/2024
             600,000 Sacramento, CA Municipal Utility District,          AAA                599,190
                     Electric Revenue Bonds (Series J), 5.50% (AMBAC
                     INS)/(Original Issue Yield: 5.80%), 8/15/2021
             300,000 San Francisco, CA City & County Airport              A+                307,749
                     Commission, Second Series Revenue Bonds (Issue
                     12A), 5.90% (San Francisco International
                     Airport)/(Original Issue Yield: 5.97%), 5/1/2026
             500,000 Watsonville, CA, Insured Hospital Revenue            A                 540,165
                     Refunding Bonds (Series 1996A), 6.20%
                     (Watsonville Community Hospital)/(California
                     State INS)/ (Original Issue Yield: 6.225%),
                     7/1/2012
             700,000 West Basin, CA Municipal Water District,            AAA                700,273
                     Refunding Revenue Certificates of Participation
                     (Series A), 5.375% (AMBAC INS)/(Original Issue
                     Yield: 5.50%), 8/1/2014
                        TOTAL                                                            19,870,569
 PUERTO RICO--3.5%
             700,000 Puerto Rico Electric Power Authority, Revenue       BBB+               762,545
                     Bonds (Series T), 6.375% (Original Issue Yield:
                     6.58%), 7/1/2024
                        TOTAL LONG-TERM MUNICIPALS
                        (IDENTIFIED COST $19,566,505)                                    20,633,114

 SHORT-TERM MUNICIPAL--4.5%
 PUERTO RICO--4.5%
           1,000,000 Puerto Rico Government Development Bank Weekly      AA+              1,000,000
                     VRDNs (Credit Suisse, Zurich LOC)
                     (AT AMORTIZED COST)
                         TOTAL INVESTMENTS                                             $ 21,633,114
                         (IDENTIFIED COST $20,566,505)(A)

Securities that are subject to Alternative Minimum Tax represent 34.7% of the portfolio as calculated based upon total portfolio market value.

(a) The cost of investments for federal tax purposes amounts to $20,566,505. The net unrealized appreciation of investments on a federal tax basis amounts to $1,066,609, which consist entirely of appreciation, at August 31, 1997.

* Please refer to the Appendix of the Statement of Additional
  Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets ($22,000,121) at August 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC --American Municipal Bond Assurance Corporation FGIC --Financial Guaranty Insurance Company FSA --Financial Security Assurance GO --General Obligation HFA --Housing Finance Authority IDA --Industrial Development Authority INS --Insured LOC --Letter of Credit MBIA --Municipal Bond Investors Assurance PCFA --Pollution Control Finance Authority SFM --Single Family Mortgage UT --Unlimited Tax VRDNs --Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)

                     STATEMENT OF ASSETS AND LIABILITIES

                 FEDERATED CALIFORNIA MUNICIPAL INCOME FUND

                              AUGUST 31, 1997

 ASSETS:
 Total investments in securities, at value                                             $ 21,633,114
     (identified and tax cost $20,566,505)
 Cash                                                                                       119,893
 Income receivable                                                                          306,284
 Receivable for shares sold                                                                      99
   Total assets                                                                          22,059,390
 LIABILITIES:
 Income distribution payable                                                 $ 45,574
 Accrued expenses                                                              13,695
   Total liabilities                                                                         59,269
 NET ASSETS for 2,051,158 shares outstanding                                           $ 22,000,121
 NET ASSETS CONSIST OF:
 Paid in capital                                                                       $ 21,687,284
 Net unrealized appreciation of investments                                               1,066,609
 Accumulated net realized loss on investments                                              (753,772)
   Total Net Assets                                                                    $ 22,000,121
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 Net Asset Value Per Share ($22,000,121/2,051,158 shares outstanding)                        $10.73
 Offering Price Per Share (100/99.00 of $10.73)*                                             $10.84
 Redemption Proceeds Per Share (99.00/100 of $10.73)**                                       $10.62

* See "What Shares Cost" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

                           STATEMENT OF OPERATIONS

                 FEDERATED CALIFORNIA MUNICIPAL INCOME FUND

                         YEAR ENDED AUGUST 31, 1997

 INVESTMENT INCOME:
 Interest                                                                               $ 1,136,467
 EXPENSES:
 Investment advisory fee                                                  $    76,824
 Administrative personnel and services fee                                    125,002
 Custodian fees                                                                 6,116
 Transfer and dividend disbursing agent fees and expenses                      27,159
 Directors'/Trustees' fees                                                      2,950
 Auditing fees                                                                 13,838
 Legal fees                                                                     2,667
 Portfolio accounting fees                                                     50,137
 Distribution services fee                                                     96,030
 Shareholder services fee                                                      48,015
 Share registration costs                                                      13,796
 Printing and postage                                                          17,654
 Insurance premiums                                                             2,677
 Miscellaneous                                                                 23,153
   Total expenses                                                             506,018
 Waivers and reimbursements--
   Waiver of investment advisory fee                        $  (76,824)
   Waiver of distribution services fee                         (92,188)
   Waiver of shareholder services fee                           (3,841)
   Reimbursement of other operating expenses by Adviser       (205,665)
     Total waivers and reimbursements                                        (378,518)
       Net expenses                                                                         127,500
         Net investment income                                                            1,008,967
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                           243,124
 Net change in unrealized appreciation of investments                                       581,586
   Net realized and unrealized gain on investments                                          824,710
     Change in net assets resulting from operations                                     $ 1,833,677

(See Notes which are an integral part of the Financial Statements)

                     STATEMENT OF CHANGES IN NET ASSETS

                 FEDERATED CALIFORNIA MUNICIPAL INCOME FUND

                                                                          YEAR ENDED AUGUST 31,
                                                                          1997            1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                                 $   1,008,967  $     878,898
 Net realized gain (loss) on investments ($243,033 net gain and              243,124            (91)
 ($218,330) net loss, respectively, as computed for federal tax purposes)
 Net change in unrealized appreciation                                       581,586        210,389
   Change in net assets resulting from operations                          1,833,677      1,089,196
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                                 (1,008,967)      (878,898)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                              5,429,830      4,529,060
 Net asset value of shares issued to shareholders in payment of              482,845        353,502
    distributions declared
 Cost of shares redeemed                                                  (1,884,903)    (2,345,310)
   Change in net assets resulting from share transactions                  4,027,772      2,537,252
     Change in net assets                                                  4,852,482      2,747,550
 NET ASSETS:
 Beginning of period                                                      17,147,639     14,400,089
 End of period                                                         $  22,000,121  $  17,147,639

(See Notes which are an integral part of the Financial Statements)

                    FINANCIAL HIGHLIGHTS--CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                            YEAR ENDED AUGUST 31,
                                                               1997     1996      1995       1994       1993(A)
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.27    $10.13     $10.01     $10.92     $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                        0.55      0.58       0.59       0.59       0.44
  Net realized and unrealized gain (loss) on investments       0.46      0.14       0.12      (0.91)      0.92
  Total from investment operations                             1.01      0.72       0.71      (0.32)      1.36
LESS DISTRIBUTIONS
  Distributions from net investment income                    (0.55)    (0.58)     (0.59)     (0.59)     (0.44)
NET ASSET VALUE, END OF PERIOD                               $10.73    $10.27     $10.13     $10.01     $10.92
TOTAL RETURN(B)                                               10.11%     7.21%      7.48%     (3.04%)    14.08%
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                     0.66%     0.60%      0.55%      0.25%      0.25%*
  Net investment income                                        5.25%     5.61%      6.04%      5.61%      5.58%*
  Expense waiver/reimbursement(c)                              1.97%     2.38%      2.41%      2.86%      1.98%*
SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                   $22,000   $17,148    $14,400    $15,059    $11,513
  Portfolio turnover                                             29%       21%        63%        63%         0%

 * Computed on an annualized basis.

(a) Reflects operations for the period from December 2, 1992 (date of initial public investment) to August 31, 1993.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

                        NOTES TO FINANCIAL STATEMENTS

                 FEDERATED CALIFORNIA MUNICIPAL INCOME FUND

                               AUGUST 31, 1997

ORGANIZATION

Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated California Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and personal income taxes imposed by the state of California and California municipalities.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. At August 31, 1997, the Fund, for federal tax purposes, had a capital loss carryforward of $753,772, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

 EXPIRATION YEAR          EXPIRATION AMOUNT
      2003                    $535,442
      2004                    $218,330

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES

The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Board of Trustees (the
"Trustees"), to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:


                                                                               Year Ended August 31,
                                                                                 1997        1996
 Shares sold                                                                    515,114     440,835
 Shares issued to shareholders in payment of distributions declared              45,852      34,378
 Shares redeemed                                                              (179,343)   (227,108)
   Net change resulting from share transactions                                 381,623     248,105

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund's Class F Shares. The Plan provides that the Fund may incur distribution expenses up to 0.50% of the average daily net assets of the Fund's Class F Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund's Class F Shares for the period. The fee paid to FSS is used to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $26,245 and start-up administrative service expenses of $54,398 were borne initially by the Fund's Adviser. The Fund has agreed to reimburse the Adviser for the organizational and start-up administrative expenses during the five-year period following the Fund's effective date. For the year ended August 31, 1997, the Fund paid $6,999 and $14,506 pursuant to this agreement.

INTERFUND TRANSACTIONS

During the year ended August 31, 1997, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $7,375,005 and $5,950,000, respectively.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1997, were as follows:

 PURCHASES                                              $8,843,776
 SALES                                                  $5,282,873

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 1997, 43% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 9% of total investments.

SUBSEQUENT EVENT

At the next regularly scheduled Trustees meeting in November 1997, the Trustees will consider renaming the Class F Shares to Class A Shares, in addition to establishing a new class of shares, known as Class B Shares.

Specifically, in conjunction with the renaming of Class F Shares to Class A Shares, the Trustees will consider the removal of the 1.00% contingent deferred sales charge, and instead, add a 4.50% front-end sales charge to Class A Shares. The Trustees will also consider imposition of a no front-end sales charge, 5.50% contingent deferred sales charge structure to the Class B Shares.

                        INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of
MUNICIPAL SECURITIES INCOME TRUST and Shareholders of
FEDERATED CALIFORNIA MUNICIPAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated California Municipal Income Fund as of August 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1997 and 1996, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated California Municipal Income Fund as of August 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
October 13, 1997

                                  DIRECTORS

                               John F. Donahue

                              Thomas G. Bigley

                             John T. Conroy, Jr.

                             William J. Copeland

                           J. Christopher Donahue

                                James E. Dowd

                           Lawrence D. Ellis, M.D.

                           Edward L. Flaherty, Jr.

                               Peter E. Madden

                               Gregor F. Meyer

                             John E. Murray, Jr.

                              Wesley W. Posvar

                              Marjorie P. Smuts

                                  OFFICERS

                               John F. Donahue

                                  Chairman

                              Richard B. Fisher

                                  President

                           J. Christopher Donahue

                          Executive Vice President

                             Edward C. Gonzales

                          Executive Vice President

                              John W. McGonigle

             Executive Vice President, Treasurer, and Secretary

                              J. Crilley Kelly

                             Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Federated Securities Logo]

Federated California Municipal Income Fund

(A Portfolio of Municipal Securities Income Trust)

Class F Shares

ANNUAL REPORT

TO SHAREHOLDERS

AUGUST 31, 1997

Federated Securities Corp., Distributor

Federated Investors Tower
Pittsburgh, PA 15222-3779

1-800-341-7400
www.federatedinvestors.com

Cusip 625922109
G01006-01 (10/97)




          Federated California Municipal Income Fund Appendix

A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class F Shares of Federated California Municipal Income Fund (the "Fund"), based on a 1.00% sales charge are represented by a solid line. The Lehman Brothers Revenue Bond Index (the "LBRBI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class F Shares of the Fund, and the LBRBI. The "x" axis reflects computation periods from 12/2/92 to 8/31/97. The "y" axis measured in increments of $1,000 and ranging from $9,500 to $14,500, reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class F Shares, based on a 1.00% sales charge, as compared to the LBRBI. The ending values were $13,868 for the Fund, and $14,062 for the LBRBI, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class F Shares Average Annual Total Returns, reflecting all applicable sales charges and contingent deferred sales charge, for the one-year, and from the Fund's start of performance (12/2/92) to 8/31/97. The total returns were 8.03% and 7.13%, respectively.